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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                   CAMTEK LTD.
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             (Exact Name of Registrant as Specified in Its Charter)



         Israel                                     Not Applicable
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)



Industrial Zone, P.O. Box 631, Migdal Haimek, Israel     10556
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(Address of Principal Executive Offices)               (Zip Code)


      If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /

      If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /X/

      Securities Act registration statement file number to which this form relates: 333-12292.
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      Securities to be registered pursuant to Section 12(b) of the Act:

             Title of Each Class              Name of Each Exchange on Which
               to be Registered               Each Class is to be Registered
               ----------------               ------------------------------
                                      None.

      Securities to be registered pursuant to Section 12(g) of the Act:

             Title of Each Class              Name of Each Exchange on Which
               to be Registered               Each Class is to be Registered
               ----------------               ------------------------------
      Ordinary Shares, $0.01 par value           Nasdaq National Market

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        The description of the Ordinary Shares, $.01 par value, of the Registrant under the caption "Description of Capital Stock" contained in the Registrant's Registration Statement on Form S-1, File No. 333-12292 (the "Form F-1"), as filed with the Securities and Exchange Commission on July 14, 2000, as amended, is hereby incorporated by reference.

ITEM 2. EXHIBITS.

Exhibit No.       Description
-----------       -----------

1.1               Memorandum of Association of Registrant, incorporated by
                        reference to Exhibit 3.1 of the Form F-1.
2.1               Articles of Association of Registrant, incorporated by
                        reference to Exhibit 3.2 of the Form F-1.
3.1               Specimen of Certificate for Ordinary Shares, incorporated by reference to Exhibit 4.1 of the Form F-1.


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                                    SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                          CAMTEK LTD.
                                          (Registrant)


Dated:  July 21, 2000                     By: /s/ Rafi Amit
                                              ---------------------------------
                                                Rafi Amit
                                                Chairman of the Board
                                                of Directors and
                                                General Manager




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